Recent photo of Archer’s high-volume manufacturing facility in Covington, GA Archer Announces Key Terms Of Contract Manufacturing Relationship With Stellantis – Representing Up To ~$400M To Help Scale Midnight Production To 650 Aircraft Annually; Secures $230M In Additional Equity Capital From Strategic & Institutional Investors Archer Announces Second Quarter 2024 Financial and Operating Results ● Reached agreement in principle on key terms of contract manufacturing relationship with Stellantis1. Stellantis to contribute up to ~$400M to help scale Archer’s Midnight manufacturing to 650 aircraft annually through an obligation to cover manufacturing labor costs as well as certain capital expenditures at Archer’s Georgia manufacturing facility 1 Agreement in principle; subject to entering into further definitive agreement(s) relating thereto.

through 2030. This is in addition to Stellantis’ investment in today’s equity capital raise, which is incremental to their $55M equity investment in Archer last month. ● Secured $230M in additional equity capital since the end of Q2. This new equity capital comes from strategic and institutional investors, including Stellantis and United. ● Unveiled planned Los Angeles air taxi network ahead of major worldwide sporting events. Archer’s planned network includes take-off and landing locations at Los Angeles International Airport, USC, Orange County, Santa Monica, Hollywood Burbank, Long Beach and Van Nuys. Archer is also working with the Los Angeles Rams and Hollywood Park, the 300-acre district centered around SoFi Stadium, for a planned exclusive vertiport in the area2. ● Delivered first Midnight aircraft to the U.S. Air Force. Archer delivered Midnight to the U.S. Air Force (USAF) as part of Archer’s AFWERX Agility Prime contract valued at up to $142M3. ● Announced plans for Future Flight Global to purchase up to 116 Archer Midnight aircraft worth up to $580M, bringing Archer’s indicative order book to nearly $6B. Planned aircraft purchase will support the companies’ joint goal of launching electric vertical take-off and landing aircraft operations in key global markets in Europe and Asia. SANTA CLARA, CA, Aug 8, 2024 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the second quarter ended June 30, 2024. The Company issued a shareholder letter discussing those results, as well as its third quarter 2024 estimates. The shareholder letter may be accessed on the Company’s investor relations website here. Commenting on second quarter 2024 results, Adam Goldstein, Archer’s CEO said: “This has been one of Archer’s most productive quarters yet. From Midnight’s first transition flight, to the progress we’ve made on the build out of high-volume manufacturing facilities alongside Stellantis, to the commercial progress we’re making with Southwest, United, and more—we are working tirelessly to enable commercial operations all over the world. Our indicative order book now sits at nearly $6B. With the additional funding and planned LA network we announced today, Archer is well positioned to meet our goal of commercialization as early as next year.” Stellantis Contract Manufacturing Commitment Archer announced today that it has reached an agreement in principle on key terms of its planned contract manufacturing relationship with Stellantis. In addition to the nearly $300M Stellantis has previously invested to date, including $55M in July 2024, Stellantis is planning to fund the following to help ensure Archer achieves its manufacturing goals: ● Manufacturing Labor: Stellantis to fund up to ~$370M of the anticipated manufacturing labor costs necessary to support Archer’s planned manufacturing ramp to 650 aircraft annually. In exchange, Stellantis would receive Archer shares on a rolling quarterly basis 3 The “up to” contract value is subject to certain conditions being met as provided for in the contracts. 2 Agreement in principle; subject to entering into further definitive agreement(s) relating thereto.

based on the total labor costs incurred in a particular quarter and Archer’s then-current future stock price. ● Manufacturing CapEx: Additionally, Stellantis will contribute the identified initial incremental manufacturing capital expenditures for the initial ramp of Midnight production, estimated to be up to $20M. Archer’s goal with this relationship is to incentivize Stellantis to help Archer achieve its planned production ramp and unit cost targets. Therefore, Archer intends to issue Stellantis $30M of performance warrants that will vest based on Stellantis' achievement of certain performance milestones under the contract manufacturing relationship. Archer’s issuance of any equity to Stellantis pursuant to this contract manufacturing relationship is expected to be subject to approval by Archer’s stockholders. Archer Secures $230M Of Additional Equity Capital Since The End of Q2 This equity capital consists of the $55M Archer received from Stellantis on July 1, 2024 under the parties’ strategic funding agreement, as well as a $175 million investment from today that included both institutional investors and long time strategic investors, Stellantis and United. The funds from today’s investment are intended to be used for working capital and general corporate purposes. Moelis & Company LLC acted as exclusive placement agent to Archer on this investment. Los Angeles Air Taxi Network Archer unveiled plans for a Los Angeles air taxi network. This planned network includes vertiports at key locations such as Los Angeles International Airport (LAX), Orange County, Santa Monica, Hollywood Burbank, Long Beach and Van Nuys. As part of its network planning, Archer is coordinating with the Los Angeles Rams to collaborate on potential exclusive vertiports at Woodland Hills and at Hollywood Park, the 300-acre district centered around SoFi Stadium. The University of Southern California is also engaged to be part of Archer’s planned LA network. Archer’s goal is to begin its LA network operations by as early as 2026. Midnight Delivery To The United States Air Force This month, the U.S. Department of Defense accepted the military airworthiness assessment of Archer’s Midnight aircraft, and Archer subsequently delivered Midnight to the U.S. Air Force as part of Archer’s AFWERX Agility Prime contract valued at up to $142M4. Following the recent delivery-in-place handoff at Archer’s flight test facility in Salinas, CA, a team of USAF personnel 4 The “up to” contract value is subject to certain conditions being met as provided for in the contracts.

worked alongside Archer’s flight test team to execute simulated medical evacuation, cargo, intelligence, surveillance and reconnaissance flights with the aircraft. Nearly $6B Indicative Order Book5 Archer announced Future Flight Global, a leader in business aviation and private jet travel, plans to purchase up to 116 Midnight aircraft worth up to $580M. Future Flight Global has already placed an initial cash deposit and plans to make additional pre-delivery payments to Archer when the parties finalize the definitive aircraft purchase agreement. In aggregate, with this latest announcement, Archer now has nearly $6B in indicative orders with associated pre-delivery payments. Archer will be conducting its earnings conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. You can access a live webcast on our investor relations website at investors.archer.com or the conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 013488. A replay of the webcast will be available on our investor relations website. In addition, a telephonic replay of the conference call will be accessible for one week following the call by dialing 866-813-9403 (domestic) or +44 204-525-0658 (international), and entering the access code 304206 5 Orders under the order book remain conditional, subject to the execution of further definitive agreements with each customer and the satisfaction of certain conditions. Order values represent the Company’s estimate based on an indicative $5M per aircraft price. This is only a prediction and actual results may differ materially due to a variety of factors.

Second Quarter 2024 Financial Results Q2 2024 (GAAP) Q2 20241 (Non-GAAP) Total Operating Expenses $ 121.2M $ 96.4M Net Loss $ (106.9M) NA Adjusted EBITDA NA $ (93.8M) Cash and Cash Equivalents $ 360.4M2 NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q2 2024.” 2. Does not include proceeds from the $55.0 million Stellantis investment that was received on July 1, 2024 Third Quarter 2024 Financial Estimates Archer’s financial estimates for third quarter of 2024 are as follows: ● Non-GAAP total operating expenses of $90M to $100M We have not reconciled our non-GAAP total operating expense estimates because certain items that impact non-GAAP total operating expense are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2024 will have a significant impact on our future GAAP financials. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

About Archer Archer is a leader in the electrification of aviation. We are designing and developing the key enabling technologies and aircraft that are necessary to power the next great transportation revolution. Our goal is for our proprietary technology to deliver unprecedented connectivity to the people and places across the most congested cities in the world. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding our expected financial results for the third quarter of 2024, our business strategy and plans, aircraft performance, the design and target specifications of our aircraft, the pace at which we intend to design, develop, certify, conduct test flights, manufacture and commercialize our planned eVTOL aircraft, business opportunities, timing of the closing of our equity investment round and use of proceeds, the design, development and implementation of vertiport infrastructure, total expected contract value with the U.S. Department of Defense, and indicative orders for aircraft in agreements with third-party partners. In addition, this press release refers to agreements with Stellantis, Kroenke Sports & Entertainment and the Los Angeles Rams on certain key terms which are conditioned on the future execution by the parties of additional binding definitive agreements incorporating those terms, which definitive agreements may not be completed or may contain different terms. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, which are or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q2 2024 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended June 30, 2024 is set forth below. Three Months Ended June 30, 2024 Total operating expenses $ 121.2 Adjusted to exclude the following: Stellantis warrant expense (1) (2.0) Stock-based compensation (2) (22.8) Non-GAAP total operating expenses $ 96.4 (1) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (2)Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination.

Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended June 30, 2024 is set forth below. Three Months Ended June 30, 2024 Net loss $ (106.9) Adjusted to exclude the following: Other (income) expense, net (1) (9.3) Interest income, net (5.1) Income tax expense 0.1 Depreciation and amortization expense 2.6 Stellantis warrant expense (2) 2.0 Stock-based compensation (3) 22.8 Adjusted EBITDA $ (93.8) (1) Amount includes changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2)Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended June 30, 2024, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense.

Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###